Assets Held for Sale	12 Months Ended
Dec. 31, 2022
Assets Held for Sale [Abstract]
Assets Held for Sale	Assets Held for Sale
There were no assets held for sale at December 31, 2022 or December 31, 2021.
During December 2020, the Company’s Board of Directors authorized the Company, as part of its transition to a sustainable future, to sell its remaining dry bulk vessels and exit the dry bulk sector during 2021. As a result of this decision, the Company classified all of its remaining fleet as held for sale at December 31, 2020, and recorded a loss / write-down on assets held for sale of $458.6 million and a loss / write down on assets held for sale-related party of $36.8 million.

During 2021, the Company completed its plan to exit the dry bulk sector and sale of its dry bulk fleet and recorded a gain on sale of $22.7 million primarily the result of an increase in the fair value of common shares of Star Bulk Carriers Corp. (“Star Bulk”) and Eagle Bulk Shipping Inc. (“Eagle”) received as a portion of the consideration for the sale of certain of our vessels to Star Bulk and Eagle. All Star Bulk and Eagle shares were sold during 2021.